UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 12, 2019

OXFORD IMMUNOTEC GLOBAL PLC

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction

of incorporation)

001-36200	98-1133710
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom

(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, £0.006705 nominal value per share	OXFD	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on September 25, 2018, Oxford Immunotec Global PLC (the “Company”), entered into a Limited Liability Company Interest Purchase Agreement (the “Purchase Agreement”) with Quest Diagnostics Incorporated, a Delaware corporation (“Quest”), Oxford Immunotec Limited, a limited company incorporated in England and Wales and a wholly owned subsidiary of the Company (“Oxford Limited”) and Oxford Immunotec, LLC, a Delaware limited liability company (formerly known as Oxford Immunotec, Inc., a Delaware corporation) and a wholly owned subsidiary of the Company, pursuant to which Oxford Limited agreed to sell, and Quest agreed to acquire, the Company’s U.S. laboratory services business for gross proceeds of $170 million in cash. Additionally, pursuant to the terms of the Purchase Agreement, the parties entered into certain ancillary agreements, which included a long-term supply agreement (the “Supply Agreement”), pursuant to which Oxford Immunotec USA, Inc., a Delaware corporation and wholly owned subsidiary of Oxford Limited (“Oxford USA”), agreed to sell, and Quest agreed to purchase, T-SPOT.TB test kits and related accessories from Oxford USA.

On June 12, 2019, Oxford USA and Quest entered into an amendment to the Supply Agreement, to amend certain pricing terms and restrictions set forth in the Supply Agreement.

The foregoing description of the Supply Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full and completed terms of the Supply Agreement, a copy of which was filed as Exhibit B to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on September 25, 2018.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full and complete terms of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1+	Amendment to the Agreement to Purchase Test Kits and Accessories between Oxford Immunotec USA, Inc. and Quest Diagnostics Incorporated dated June 12, 2019.

+	Certain portions of this exhibit (indicated by “[***]”) have been omitted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2019

OXFORD IMMUNOTEC GLOBAL PLC

By:	/s/ Matthew T. E. McLaughlin
Matthew T. E. McLaughlin